Summary Prospectus

Bitwise BITQ Option Income Strategy ETF (IBQ)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.ibqetf.com. You can also get this information at no cost by calling (866) 880-7228 or by sending an email request to investors@bitwiseinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus.

Bitwise BITQ Option Income Strategy ETF

Investment Objective

The Fund’s primary investment objective is to provide current income. The Fund’s secondary investment objective is to provide exposure to the price return of the Bitwise Crypto Industry Innovators ETF (NYSE Arca: BITQ) (“BITQ”), subject to a limit on potential investment gains.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.02%
Total Fund Operating Expenses	0.97%
(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3

$99	$309

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an actively managed ETF that seeks to provide current income while providing exposure to the share price (i.e., the price returns) of BITQ, subject to a limit on potential investment gains. The Fund seeks to achieve these investment objectives through the use of a synthetic covered call strategy. The Fund seeks to provide its synthetic exposure to the price return of BITQ through the purchase and sale of a combination of call and put option contracts that utilize BITQ as the reference asset. The Fund will also sell call options that utilize BITQ or the securities held by BITQ (each, a “BITQ Constituent”, and collectively, the “BITQ Constituents”) as the reference asset to generate income in the form of option premiums, but will also limit the degree to which the Fund will participate in investment gains experienced by BITQ.

The Fund will invest at least 80% of its net assets plus borrowings in options contracts with reference assets that cumulatively provide exposure to the performance of BITQ. Such option contracts may utilize BITQ itself as the reference asset or such option contracts may utilize the BITQ Constituents that approximately replicate the performance of BITQ as the reference assets. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In implementing its investment strategy, the Fund will invest in traditional exchange-traded options contracts and/or FLexible EXchange® options (“FLEX Options”) that utilize BITQ or a BITQ Constituent as the reference asset. The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. It is anticipated that the Fund will invest primarily in FLEX Options. The FLEX Options held by the Fund may be either physical or cash settled.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option (in this case, BITQ) at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying reference asset upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying reference asset (put). The Fund may utilize both European and American style options. An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration.

In a traditional covered call strategy, an investor (such as the Fund) sells a call option on a security it already owns. However, the Fund will derive its exposure to BITQ through the use of options contracts that use BITQ as the reference asset. It is this distinction that causes the Fund’s strategy to be properly termed as a “synthetic covered call strategy,” as opposed to a traditional covered call strategy, because the Fund primarily has synthetic exposure to BITQ. The Fund’s synthetic exposure to BITQ is achieved through the combination of purchasing call options and selling put options generally at the same strike price, which synthetically creates the upside and downside participation in the price returns of BITQ. The Fund will primarily gain exposure to increases in value experienced by BITQ through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by BITQ through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to price returns of BITQ both on the upside and downside. The Fund intends to continuously maintain exposure to BITQ through the use of options. When such options expire or are exercised, the Fund will enter into new options. This is a practice referred to as “rolling.” The Fund’s practice of rolling options may result in higher levels of portfolio turnover.

As the primary means by which the Fund intends to generate income, the Fund will sell call options that reference BITQ or a BITQ Constituent at a strike price that is expected to be approximately between 0% and 15% above the then-current share price of BITQ or the BITQ Constituent, as applicable. It is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of BITQ’s or the BITQ Constituent’s share price beyond a certain point. If the share price of BITQ or a BITQ Constituent increases, the above-referenced synthetic long exposure would allow the Fund to experience similar percentage gains. However, if BITQ’s or the BITQ Constituent’s share price appreciates in value beyond the strike price of one or more of the call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to BITQ and the sold BITQ or BITQ Constituent call positions) will limit the Fund’s participation in gains of BITQ’s share price beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of BITQ into current income. Such income may be less than the upside return of BITQ. It is expected that the call options the Fund will sell to generate options premiums will generally have expirations of approximately one year or less and will be held to or close to expiration.

In addition to the options contracts, the Fund will also invest in cash and short-term U.S. Treasury securities, which will serve to collateralize the Fund’s options positions and provide additional income. The market value of the cash and short-term U.S. Treasury securities held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. In terms of notional value, the combination of these investment instruments provides indirect investment exposure to BITQ equal to at least 100% of the Fund’s total assets.

As a result of its investment strategies, the Fund will be concentrated in the industry or group of industries in which BITQ is concentrated. As of July 25, 2025, BITQ is concentrated in the industry or group of industries comprising the financial sector and the information technology sector.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

It is critical that investors understand the following:

1.	An investment in the Fund is not an investment in BITQ.

2.	The Fund’s strategy is subject to all potential losses if shares of BITQ decrease in value, which may not be offset by income received by the Fund.

3.	The Fund does not invest directly in shares of BITQ.

4.	Fund shareholders are not entitled to any BITQ dividends.

Additional Information About BITQ

BITQ is an ETF that seeks investment results that, before fees and expenses, correspond generally to the total return performance of the Bitwise Crypto Innovators 30 Index (the “BITQ Index”). The BITQ Index was designed by Bitwise Index Services, LLC (the “Index Provider”), an affiliate of the Fund’s investment adviser, to measure the performance of companies involved in servicing the cryptocurrency markets, including crypto mining firms, crypto mining equipment suppliers, crypto financial services companies, or other financial institutions servicing primarily crypto-related clientele (i.e., the crypto ecosystem). Under normal circumstances, BITQ invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Crypto Innovators, as defined below.

In constructing the BITQ Index, the Index Provider identifies a two-tiered universe of companies as follows:

1)      Tier 1 Companies (“Crypto Innovators”). Companies that: (a) derive more than 75% of their revenue directly from the crypto ecosystem; or (b) have more than 75% of their net assets accounted for by direct holdings of bitcoin or ether, and, in either case, are not involved in bankruptcy proceedings. Crypto Innovators will make up 85% of the Index at the time of each rebalance.

2)       Tier 2 Companies. Companies that are not classified as Crypto Innovators, have a market capitalization of at least $10 billion, and either: (a) have a significant dedicated business initiative explicitly focused on the crypto ecosystem that is reported in at least one of the company’s official quarterly or annual filings from the past 12 months, including initiatives involving the purchase, sale, development, custody, mining, trading, transacting in, processing transactions with, or holding of crypto assets or derivative instruments that track the value of crypto assets; or (b) hold at least $100 million of bitcoin or ether as a balance sheet asset. Tier 2 Companies will make up 15% of the Index at the time of each rebalance.

Companies identified as part of the universe described above are then subject to certain eligibility criteria, including that the company’s shares be listed on an eligible stock exchange, as determined by the Index Provider. Companies are also screened for size (companies must have a minimum market capitalization of at least $100 million at the time of initial inclusion), liquidity (shares must have a three-month average daily traded value of at least $1 million), and free float (shares must have a free float, which refers to the portion of shares publicly available for purchase on the secondary market, of at least 10%). Shares of common stock, units, tracking stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are eligible for inclusion in the BITQ Index. Where securities of eligible companies have multiple share classes listed on major exchanges, the most liquid share class is included as determined by the average daily traded value for the six-month period preceding the date companies are screened for inclusion. The BITQ Index may include securities of non-U.S. issuers (including emerging market issuers), China A-shares (which are shares of mainland China-based companies that trade on the Chinese stock exchanges) and securities issued in an initial public offering (“IPO”). The BITQ Index may include companies that only have indirect involvement in the crypto ecosystem. After applying the above screening criteria, the BITQ Index comprises the top 20 Crypto Innovators and the top 10 Tier 2 Companies, in each case selected by market capitalization. Crypto Innovators are weighted according to free float-adjusted market capitalization and Tier 2 Companies are equally weighted.

BITQ is registered under the 1940 Act and is subject to the informational requirements of the 1940 Act. Information provided to or filed with the SEC by the underlying issuer of BITQ pursuant to the 1940 Act, including financial reports, proxy and information statements, and other information regarding BITQ, can be located through the SEC’s website at www.sec.gov.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

Covered Call Strategy Risk. A covered call strategy involves writing (selling) covered call options in return for the receipt of premiums. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time that may be desirable or advantageous to do so.

The covered call strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of BITQ is derived through options exposure rather than direct holdings of the shares of BITQ. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of BITQ may not be as precise as if the Fund were directly holding shares of BITQ.

BITQ Risks. The Fund will have significant exposure to BITQ through its investments in options that utilize BITQ as the reference asset. Accordingly, the Fund will subject to the risks of BITQ set forth below. In addition to these risks, BITQ is also subject to the following risks to which the Fund is also subject, which are described within the section entitled “Principal Risks”: Market Risk, Concentration Risk, Current Market Conditions Risk, Cybersecurity Risk, Operational Risk and Structural ETF Risk.

Bitcoin Risk. Bitcoin remains a volatile and evolving asset subject to significant market fluctuations, uncertainty, and speculative investment interest. Although institutional participation, the development of regulated investment products, and broader market infrastructure have increased in recent years, the value of bitcoin continues to be influenced substantially by market sentiment, speculative demand, liquidity conditions and macroeconomic factors rather than traditional fundamental analysis. The further development and sustained acceptance of the Bitcoin network are dependent on a variety of complex factors, including technological developments, regulatory treatment, institutional participation, and broader public adoption. While regulatory oversight of bitcoin and digital asset markets has increased in certain jurisdictions, including the United States and Europe, the global regulatory environment remains fragmented and subject to change. Regulatory developments may include new legislation, enforcement actions against digital asset market participants, trading restrictions, taxation policies or changes in regulatory classification. Any such actions could materially affect the value, liquidity, or market structure of bitcoin. Bitcoin markets remain susceptible to fraud, market manipulation, theft, cybersecurity incidents and operational disruptions. Trading may occur on digital asset trading platforms that are not subject to the same regulatory oversight as traditional securities exchanges. Failures of market participants such as exchanges, custodians, lenders, or other intermediaries could negatively affect market confidence and liquidity. In addition, a significant concentration of bitcoin holdings among a relatively small number of holders may increase the risk that large transactions or coordinated trading activity could cause substantial price volatility. Technological risks remain inherent in bitcoin and the Bitcoin network. Although technological developments, including scaling technologies such as the Lightning Network, have sought to improve transaction efficiency and network usability, these technologies remain relatively new and may contain technical vulnerabilities, security risks, or operational limitations. Technical failures, software bugs, cyber attacks, or other disruptions could undermine confidence in the Bitcoin network and adversely affect the price of bitcoin. The potential for blockchain forks also continues to exist. Forks may occur when developers and network participants disagree regarding changes to the Bitcoin protocol. Such events could result in competing blockchain networks, market confusion, or dilution of value associated with bitcoin. Competition from alternative digital assets and blockchain networks remains significant. Other digital assets may offer technological features or use cases that differ from or improve upon those associated with bitcoin. Increased adoption of competing digital assets or payment systems could reduce demand for bitcoin and negatively affect its market value. Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of bitcoin, consequently impacting the value of shares of BITQ or related investment products.

Blockchain and Cryptocurrency Industry Risk. The technology relating to the blockchain and cryptocurrency industry ecosystem is new and developing and the risks associated with crypto assets may not fully emerge until the technology is widely used. Technologies utilizing cryptography are used by companies to optimize their business practices, whether by using the technology within their business or operating business lines involved in the operation of the technology. Cryptography refers to a set of techniques designed to allow for secure communication in the presence of adversarial behavior. Blockchain is a well-known example of a technology that relies on cryptography. A blockchain is comprised of unchangeable, digitally recorded data in packages called “blocks.” These digitally recorded blocks of data are stored in a linear “chain.” Each block in the chain contains data (e.g., a transaction), that is cryptographically connected to the previous block in the chain, ensuring all data in the overall “blockchain” has not been tampered with and remains unchanged. The cryptographic keys necessary to transact a crypto asset may be subject to theft, loss or destruction, which could adversely affect a company’s business or operations if it were dependent on such an asset. Competing platforms and technologies may be developed such that consumers or investors use an alternative to crypto assets. There may be risks posed by the lack of regulation for crypto assets and any future regulatory developments could affect the viability and expansion of the use of blockchain and cryptocurrency technologies. Recently, U.S. securities regulators have brought actions against companies operating in the blockchain and cryptocurrency industry ecosystem for violations of U.S. securities laws. To the extent such an action is brought against a company held by the Fund, the value of such a holding could decrease significantly. Because companies operating in the blockchain and cryptocurrency industry ecosystem may operate across many national boundaries and regulatory jurisdictions, it is possible that such companies may be subject to widespread and inconsistent regulation. Blockchain and cryptocurrency industry companies that rely on third-party products may be subject to technical defects or vulnerabilities beyond a company’s control. Because many crypto assets do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of volatility, fraud or manipulation. The values of certain companies included in BITQ’s portfolio may not entirely reflect their connection to the blockchain and cryptocurrency industry ecosystem but may be based on other business operations. In addition, these companies may engage in other lines of business unrelated to the blockchain and cryptocurrency industry ecosystem and these lines of business could adversely affect their operating results. Such companies may be engaged in activities traditionally comprising the information technology sector and financial sectors. These companies also may not be able to develop crypto technology applications or may not be able to capitalize on those applications. Technologies also may never be fully implemented, which could adversely affect an investment in such companies. Companies that use crypto technologies may be subject to cybersecurity risk. In addition, certain features of blockchain and cryptocurrency industry technologies, such as decentralization, open-source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of crypto technologies and adversely affect companies included in BITQ’s portfolio. Blockchain and cryptocurrency industry companies may be subject to the risks posed by conflicting intellectual property claims, which may reduce confidence in the viability of a crypto asset.

Certain of BITQ’s investments, including investments in companies with direct holdings of crypto assets may be subject to the risks associated with investing in such assets. Such companies may be subject to the risk that: the technology that facilitates the transfer of the crypto asset could fail; the decentralized, open source protocol of the blockchain network utilized by a company held by BITQ could be affected by Internet connectivity disruptions, fraud, consensus failures or cybersecurity attacks; such network may not be adequately maintained by its participants; because crypto assets are a new technological innovation with a limited history, they are highly speculative assets and may experience extreme price volatility; future regulatory actions or policies may limit the ability to sell, exchange or use a crypto asset; the price of a crypto asset may be impacted by the transactions of a small number of holders of such asset; and that a crypto asset will decline in popularity, acceptance or use, thereby impairing its price.

China A-Shares Investment Risk. The liquidity of the A-shares market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of other markets because the Chinese government restricts the flow of capital into and out of the A-shares market. BITQ may experience losses due to illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. BITQ’s investments in A-shares may become subject to frequent and widespread trading halts. In addition, Stock Connect, which is a securities trading and clearing link between the Shanghai Stock Exchange, the Shenzhen Stock Exchange and the Hong Kong Stock Exchange, only operates on days when the Chinese and Hong Kong stock markets are each open for trading and when banks in each market are open on the corresponding settlement days. BITQ may purchase and sell A-shares through Stock Connect only on days when Stock Connect and U.S. markets are open for trading. Therefore, if it is a normal trading day for the Chinese market but Hong Kong and/or U.S. markets are closed, BITQ will not be able to trade any A-shares. BITQ may be subject to the risk of price fluctuations in A-shares on such days. BITQ is also subject to the risk that it will not be able to buy or sell A-shares in a timely manner on days when the U.S. markets are open but Stock Connect is not.

Ether Risk. Ether is subject to significant volatility, rapid price fluctuations and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof-of-Stake (Ethereum 2.0 or the “Merge”) and the ongoing rollout of scalability improvements (including Layer 2 solutions such as rollups). These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While certain jurisdictions have provided increased regulatory clarity and oversight, significant regulatory risks persist. Unanticipated regulatory actions—including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes—could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception or utility of ether. The Ethereum ecosystem relies heavily on smart contracts—computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy or specific technical advantages—such as Solana, Avalanche, Cardano, Polkadot, and others—continue to attract users, developers and investors. Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share and ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks. Decisions regarding protocol upgrades, network policies or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

China Risk. BITQ’s investments in instruments that provide exposure to Chinese companies subject BITQ to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which BITQ invests. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and BITQ’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. BITQ’s investments may include companies that are subject to economic or trade restrictions (but not investment restrictions) imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, BITQ is generally expected to invest in such companies. Chinese companies are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which BITQ invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by BITQ may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by BITQ participate, or facts relating to specific companies in which BITQ invests.

Crypto Asset Risk. Certain of the Fund’s investments may be subject to the risks associated with investing in crypto assets, including cryptocurrencies and crypto tokens. Such companies may be subject to the risk that the technology that facilitates the transfer of a cryptocurrency could fail or be affected by connectivity disruptions, fraud or cyberattacks; that because crypto assets are a new technological innovation with a limited history, they are highly speculative assets; that future regulatory actions or policies may limit the ability to sell, exchange or use a crypto asset; that the price of a crypto asset may be impacted by the transactions of a small number of holders of such crypto asset; and that a crypto asset will decline in popularity, acceptance or use, thereby impairing its price.

Depositary Receipt Risk. Depositary receipts are subject to the risks associated with investing directly in foreign securities. In addition, investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede BITQ’s investment adviser’s ability to evaluate local companies and impact BITQ’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, BITQ may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Financial Companies Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in BITQ more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of BITQ’s portfolio holdings trade in markets that are closed when BITQ’s market is open, there may be valuation differences that could lead to differences between BITQ’s market price and the value of BITQ’s portfolio holdings.

Information Technology Companies Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Passive Investment Risk. BITQ is not actively managed and, therefore, BITQ would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the BITQ Index.

Small- and Mid-Capitalization Companies Risk. The small- and mid-capitalization companies in which BITQ invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies or could have negative returns.

Clearing Member Default Risk. Transactions in some types of derivatives, including the options held by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearinghouse, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearinghouses, and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund will hold cleared derivatives through accounts at clearing members. With regard to its cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearinghouse through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not associated with any of the clearing member’s individual customers by name. As a result, assets deposited by the Fund with any clearing member as margin for its options position may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearinghouse, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Concentration Risk. The Fund is susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in an industry or group of industries.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. Global financial markets have experienced periods of elevated volatility driven by geopolitical conflict, changing monetary policy, regulatory developments and trade policy uncertainty, each of which may affect asset prices and market liquidity. Monetary policy remains uncertain and central banks may raise or lower interest rates depending on economic conditions, inflation trends, and financial stability considerations. Changes in interest rates may adversely affect financial markets, liquidity and the value of certain investments held by the Fund. U.S. regulators have proposed and adopted several changes to market and issuer regulations that may directly or indirectly affect the Fund and its investments. Any regulatory changes, including those relating to securities markets, derivatives markets, digital assets, market structure or disclosure requirements could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. The political and regulatory environment in the United States remains subject to change. Political developments, legislative activity, regulatory priorities and policy decisions may affect the regulatory landscape, financial markets and investor behavior. Changes in fiscal, tax, immigration, trade or other government policies may affect economic conditions and securities markets generally. Trade policy developments may also adversely affect financial markets and economic conditions. The United States has implemented and proposed tariffs and other trade restrictions affecting various trading partners, and foreign governments have implemented or may implement retaliatory trade measures. Trade policy uncertainty, including uncertainty regarding the scope, duration, and legal authority for tariffs or other trade restrictions, may disrupt global supply chains, reduce international trade, increase costs for businesses and consumers and contribute to market volatility. Geopolitical conflicts may also adversely affect global markets. Ongoing hostilities and military actions involving the United States, Iran, Israel, and other parties in the Middle East have heightened the risk of broader regional instability and have contributed to volatility in energy markets and global financial markets. Escalation of these or other regional conflicts could disrupt energy supplies, shipping routes, and global supply chains. In addition, the conflict between Russia and Ukraine continues to contribute to geopolitical risk and may affect global markets, particularly commodities and energy markets. The economies of the United States and its trading partners, as well as financial markets generally, may also be adversely impacted by geopolitical tensions or disputes. For example, tensions between the United States and China remain ongoing, including disputes relating to trade, technology, and national security. In addition, the Chinese government continues to assert territorial claims involving Taiwan. If geopolitical tensions involving China, Taiwan, or other regions escalate, or if other geopolitical conflicts develop or worsen, economies, markets, and individual securities may be adversely affected and the value of the Fund’s assets may decline. Technological developments may also significantly affect markets and the performance of the Fund. Rapid advances in artificial intelligence, automation and digital infrastructure may transform industries, alter labor markets, and lead to new regulatory frameworks. In addition, cybersecurity incidents involving government entities, financial institutions, market infrastructure providers, or other participants could disrupt operations, compromise sensitive information, and negatively impact financial markets or the Fund’s service providers. These events, and other unforeseen developments, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

FLEX Options Risk. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Leverage Risk. While the Fund does not seek leveraged exposure to BITQ, the Fund seeks to achieve and maintain the exposure to the price of BITQ by using the leverage inherent in options contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Options trading involves a degree of leverage and, as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.

Liquidity Risk. The market for options on BITQ may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of options on BITQ.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, each Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error; processing and communication errors; errors of the Fund’s service providers, counterparties or other third parties; failed or inadequate processes; and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Portfolio Turnover Risk. The Fund may experience high levels of portfolio turnover. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Special Tax Risk. The Fund intends to qualify as a “regulated investment company” or “RIC.” If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which may allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund may lose its own status as a RIC if tax positions reflected by such options are large enough.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, which invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results, and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.ibqetf.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Portfolio Managers: Jennifer Thornton, Head of ETFs & Index Portfolio Management at BIM, and Daniela Padilla, Portfolio Manager at BIM, are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as portfolio manager since the Fund’s inception in August 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ibqetf.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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